Exhibit 99.1

Presidio Property Trust, Inc. Engages Acorn Management Partners LLC

San Diego, CA – December 1, 2025 – (NASDAQ: SQFT; SQFTP; SQFTW) Presidio Property Trust, Inc. (“Presidio” or the “Company”), is pleased to announce its engagement of Acorn Management Partners LLC (“Acorn”). The company looks forward to partnering with Acorn to enhance its visibility, strengthen market perception, and expand access to high-quality investors. This collaboration is expected to broaden and reinforce Presidio’s long-term shareholder base, creating value for both current and future shareholders.

About Acorn Management Partners

Acorn Management Partners LLC (“Acorn”) is a premier unified communications and specialized capital markets firm with offices in Atlanta, Georgia; Sarasota, Florida; and New York, New York. Acorn focuses on solving the “Neglect Effect” for micro-, small-, and mid-cap public companies, including REITs and ETFs, by expanding and reinforcing their long-term shareholder base through disciplined, broker-driven distribution and fully integrated investor communications.

Founded in 2009, Acorn combines best-in-class Investor Relations, Public Relations, and the only uniquely scalable broker distribution platform—built for Wall Street by experienced Wall Street professionals and guided by a faith-based, education-first philosophy—into a single, data-driven offering that delivers clear messaging, consistent market education, and transparent KPI-based reporting for its clients. By directly calling and educating brokers on a company’s long-term value model, Acorn helps shift focus toward patient, value-aligned ownership, ensuring the story is clearly understood and properly positioned for the company’s future in the public markets.

About Presidio Property Trust

Presidio is an internally managed, diversified REIT with holdings in model home properties which are triple-net leased to homebuilders, office, industrial, and retail properties. Presidio’s model homes are leased to homebuilders located primarily in the sun belt states. Presidio’s office, industrial, and retail properties are located primarily in Colorado, with properties also located in Maryland, North Dakota, Texas, and Southern California. For more information on Presidio, please visit Presidio’s website at https://www.PresidioPT.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and other federal securities laws. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements also include statements relating to the closing of the business combination with Conduit within a certain timeframe or at all. These forward-looking statements are based upon the Company’s present expectations, but these statements are not guaranteed to occur. Except as required by law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s documents filed with the SEC, copies of which are available on the SEC’s website, www.sec.gov.

Investor Relations Contact:

Presidio Property Trust, Inc.

Lowell Hartkorn, Investor Relations

LHartkorn@presidiopt.com

Telephone: (760) 471-8536 x1244